SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 000-54630

Date of Report: October 10, 2013

ARCIS RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	37-1563401
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

2401 PGA Blvd., Suite 230, Palm Beach Gardens, FL	33410
(Address of principal executive offices)	(Zip Code)

(772) 228-2121
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 10, 2013, Robert DiMarco resigned as interim chief executive officer, president and chief operating officer of Arcis Resources Corporation (the “Company”). Mr. DiMarco will remain chairman of the Company’s board of directors and president of the Company’s subsidiary, Arcis Energy, LLC.

Effective October 10, 2013, Darrell L. Peterson was elected chief executive officer, president, chief operating officer and chief financial officer of the Company. Mr. Peterson, 54, has been self-employed as a business consultant since 2002. Mr. Peterson received a BS in Accounting from Long Island University—CW Post.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2013	Arcis Resources Corporation
By: /s/ Darrell L. Peterson
Darrell L. Peterson Chief Executive Officer

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